                                                        Exhibit 99.4
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

 --------------------------------------------
 CASE NAME:  Kitty Hawk International, Inc.            ACCRUAL BASIS
 --------------------------------------------

 --------------------------------------------
 CASE NUMBER: 400-42144                                02/13/95, RWD, 2/96
 --------------------------------------------

 --------------------------------------------
 JUDGE:  Barbara J. Houser
 --------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2002


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

 RESPONSIBLE  PARTY:
 /s/ Drew Keith                                                                  Chief Financial Officer
 ---------------------------------------------------------         --------------------------------------------------------
 ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                                         TITLE

 Drew Keith                                                                          5/20/2002
 ---------------------------------------------------------         --------------------------------------------------------
 PRINTED NAME OF RESPONSIBLE PARTY                                                   DATE

 PREPARER:

 /s/ Jessica L. Wilson                                                           Chief Accounting Officer
 ---------------------------------------------------------         --------------------------------------------------------
 ORIGINAL  SIGNATURE  OF  PREPARER                                                   TITLE

 Jessica L. Wilson                                                                   5/20/2002
 ---------------------------------------------------------         --------------------------------------------------------
 PRINTED NAME OF PREPARER                                                            DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Monthly Operating Report
 -------------------------------------------
 CASE NAME:  Kitty Hawk International, Inc.                      ACCRUAL BASIS-1
 -------------------------------------------

 -------------------------------------------
 CASE NUMBER: 400-42144                         02/13/95, RWD, 2/96
 -------------------------------------------

 -------------------------------------------

 COMPARATIVE BALANCE SHEET
 -------------------------------------------------------------------------------------------------------------------
                                             SCHEDULE                     MONTH              MONTH       MONTH
                                                                ----------------------------------------------------
 ASSETS                                       AMOUNT                    April 2002
 -------------------------------------------------------------------------------------------------------------------
 1.      UNRESTRICTED CASH                        $     40,098           $            0             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 2.      RESTRICTED CASH                                                 $    9,236,289             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 3.      TOTAL CASH                               $     40,098           $    9,236,289             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 4.      ACCOUNTS RECEIVABLE (NET)                $  9,006,275           $    7,654,980             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 5.      INVENTORY                                $ 20,429,725           $            0             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 6.      NOTES RECEIVABLE                                                $            0             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 7.      PREPAID EXPENSES                                                $       30,704             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 8.      OTHER (ATTACH LIST)                      $ 21,367,511            ($327,626,410)            $0           $0
 -------------------------------------------------------------------------------------------------------------------
 9.      TOTAL CURRENT ASSETS                     $ 50,843,609            ($310,704,437)            $0           $0
 -------------------------------------------------------------------------------------------------------------------
 10.     PROPERTY, PLANT & EQUIPMENT              $474,988,760           $  468,794,669             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 11.     LESS: ACCUMULATED
         DEPRECIATION/DEPLETION                                          $  421,848,208             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 12.     NET PROPERTY, PLANT &
         EQUIPMENT                                $474,988,760           $   46,946,461             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 13.     DUE FROM INSIDERS                                               $            0             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 14.     OTHER ASSETS - NET OF
         AMORTIZATION (ATTACH LIST)                                      $            0             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 15.     OTHER (ATTACH LIST)                                             $            0             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 16.     TOTAL ASSETS                             $525,832,369            ($263,757,976)            $0           $0
 -------------------------------------------------------------------------------------------------------------------
 POSTPETITION LIABILITIES
 -------------------------------------------------------------------------------------------------------------------
 17.     ACCOUNTS PAYABLE                                                $       89,930             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 18.     TAXES PAYABLE                                                   $            0             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 19.     NOTES PAYABLE                                                   $            0             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 20.     PROFESSIONAL FEES                                               $            0             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 21.     SECURED DEBT                                                    $            0             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 22.     OTHER (ATTACH  LIST)                                             ($155,981,469)            $0           $0
 -------------------------------------------------------------------------------------------------------------------
 23.     TOTAL POSTPETITION
         LIABILITIES                                                      ($155,891,539)            $0           $0
 -------------------------------------------------------------------------------------------------------------------
 PREPETITION LIABILITIES
 -------------------------------------------------------------------------------------------------------------------
 24.     SECURED DEBT                             $ 23,187,921           $   19,559,127             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 25.     PRIORITY DEBT                            $  4,672,323           $            0             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 26.     UNSECURED DEBT                           $392,188,633           $   16,799,238             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 27.     OTHER (ATTACH LIST)                                             $   75,013,024             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 28.     TOTAL PREPETITION LIABILITIES            $420,048,877           $  111,371,389             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 29.     TOTAL LIABILITIES                        $420,048,877            ($ 44,520,150)            $0           $0
 -------------------------------------------------------------------------------------------------------------------
 EQUITY
 -------------------------------------------------------------------------------------------------------------------
 30.     PREPETITION OWNERS' EQUITY                                      $   16,327,446             $0           $0
 -------------------------------------------------------------------------------------------------------------------
 31.     POSTPETITION CUMULATIVE
         PROFIT OR (LOSS)                                                 ($235,565,272)            $0           $0
 -------------------------------------------------------------------------------------------------------------------
 32.     DIRECT CHARGES TO EQUITY
         (ATTACH EXPLANATION)
 -------------------------------------------------------------------------------------------------------------------
 33.     TOTAL EQUITY                             $          0            ($219,237,826)            $0           $0
 -------------------------------------------------------------------------------------------------------------------
 34.     TOTAL LIABILITIES &
         OWNERS' EQUITY                           $420,048,877            ($263,757,976)            $0           $0
 -------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Monthly Operating Report

        --------------------------------------------------------
        CASE NAME: Kitty Hawk International, Inc.                               ACCRUAL BASIS-2
        --------------------------------------------------------

        --------------------------------------------------------
        CASE NUMBER: 400-42144                                                                 02/13/95, RWD, 2/96
        --------------------------------------------------------

        --------------------------------------------------------
        INCOME STATEMENT
        ----------------------------------------------------------------------------------------------------------------------------
                                                                    MONTH           MONTH           MONTH           QUARTER
                                                               ------------------------------------------------
        REVENUES                                                  April 2002                                         TOTAL
        ----------------------------------------------------------------------------------------------------------------------------
        1.   GROSS REVENUES                                            $      0           $0             $0                $      0
        ----------------------------------------------------------------------------------------------------------------------------
        2.   LESS: RETURNS & DISCOUNTS                                 $      0           $0             $0                $      0
        ----------------------------------------------------------------------------------------------------------------------------
        3.   NET REVENUE                                               $      0           $0             $0                $      0
        ----------------------------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        ----------------------------------------------------------------------------------------------------------------------------
        4.   MATERIAL                                                  $      0           $0             $0                $      0
        ----------------------------------------------------------------------------------------------------------------------------
        5.   DIRECT LABOR                                              $      0           $0             $0                $      0
        ----------------------------------------------------------------------------------------------------------------------------
        6.   DIRECT OVERHEAD                                           $      0           $0             $0                $      0
        ----------------------------------------------------------------------------------------------------------------------------
        7.   TOTAL COST OF GOODS SOLD                                  $      0           $0             $0                $      0
        ----------------------------------------------------------------------------------------------------------------------------
        8.   GROSS PROFIT                                              $      0           $0             $0                $      0
        ----------------------------------------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        ----------------------------------------------------------------------------------------------------------------------------
        9.   OFFICER / INSIDER COMPENSATION                            $      0           $0             $0                $      0
        ----------------------------------------------------------------------------------------------------------------------------
        10.  SELLING & MARKETING                                       $      0           $0             $0                $      0
        ----------------------------------------------------------------------------------------------------------------------------
        11.  GENERAL & ADMINISTRATIVE                                 ($  1,724)          $0             $0               ($  1,724)
        ----------------------------------------------------------------------------------------------------------------------------
        12.  RENT & LEASE                                              $      0           $0             $0                $      0
        ----------------------------------------------------------------------------------------------------------------------------
        13.  OTHER (ATTACH LIST)                                       $      0           $0             $0                $      0
        ----------------------------------------------------------------------------------------------------------------------------
        14.  TOTAL OPERATING EXPENSES                                 ($  1,724)          $0             $0               ($  1,724)
        ----------------------------------------------------------------------------------------------------------------------------
        15.  INCOME BEFORE NON-OPERATING
             INCOME & EXPENSE                                          $  1,724           $0             $0                $  1,724
        ----------------------------------------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        ----------------------------------------------------------------------------------------------------------------------------
        16.  NON-OPERATING INCOME (ATT. LIST)                         ($  1,900)          $0             $0               ($  1,900)
        ----------------------------------------------------------------------------------------------------------------------------
        17.  NON-OPERATING EXPENSE (ATT. LIST)                         $      0           $0             $0                $      0
        ----------------------------------------------------------------------------------------------------------------------------
        18.  INTEREST EXPENSE                                          $      0           $0             $0                $      0
        ----------------------------------------------------------------------------------------------------------------------------
        19.  DEPRECIATION / DEPLETION                                  $      0           $0             $0                $      0
        ----------------------------------------------------------------------------------------------------------------------------
        20.  AMORTIZATION                                              $      0           $0             $0                $      0
        ----------------------------------------------------------------------------------------------------------------------------
        21.  OTHER (ATTACH LIST)                                       $      0           $0             $0                $      0
        ----------------------------------------------------------------------------------------------------------------------------
        22.  NET OTHER INCOME & EXPENSES                              ($  1,900)          $0             $0               ($  1,900)
        ----------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ----------------------------------------------------------------------------------------------------------------------------
        23.  PROFESSIONAL FEES                                         $103,315           $0             $0                $103,315
        ----------------------------------------------------------------------------------------------------------------------------
        24.  U.S. TRUSTEE FEES                                         $      0           $0             $0                $      0
        ----------------------------------------------------------------------------------------------------------------------------
        25.  OTHER (ATTACH LIST)                                       $      0           $0             $0                $      0
        ----------------------------------------------------------------------------------------------------------------------------
        26.  TOTAL REORGANIZATION EXPENSES                             $103,315           $0             $0                $103,315
        ----------------------------------------------------------------------------------------------------------------------------
        27.  INCOME TAX                                               ($ 39,876)          $0             $0               ($ 39,876)
        ----------------------------------------------------------------------------------------------------------------------------
        28.  NET PROFIT (LOSS)                                        ($ 59,815)          $0             $0               ($ 59,815)
        ----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
  ----------------------------------------------
  CASE NAME: Kitty Hawk International, Inc.        ACCRUAL BASIS-3
  ----------------------------------------------

  ----------------------------------------------
  CASE NUMBER: 400-42144                                02/13/95, RWD, 2/96
  ----------------------------------------------

  ----------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                                MONTH           MONTH          MONTH         QUARTER
                                          ----------------------------------------------------
  DISBURSEMENTS                                  April 2002                                      TOTAL
  ----------------------------------------------------------------------------------------------------------
  1.     CASH - BEGINNING OF MONTH                          $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  ----------------------------------------------------------------------------------------------------------
  2.     CASH SALES                                         $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  ----------------------------------------------------------------------------------------------------------
  3.     PREPETITION                                        $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  4.     POSTPETITION                                       $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  5.     TOTAL OPERATING RECEIPTS                           $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  ----------------------------------------------------------------------------------------------------------
  6.     LOANS & ADVANCES (ATTACH LIST)                     $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  7.     SALE OF ASSETS                                     $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  8.     OTHER (ATTACH LIST)                                $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  9.     TOTAL NON-OPERATING RECEIPTS                       $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  10.    TOTAL RECEIPTS                                     $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  11.    TOTAL CASH AVAILABLE                               $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  ----------------------------------------------------------------------------------------------------------
  12.    NET PAYROLL                                        $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  13.    PAYROLL TAXES PAID                                 $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  14.    SALES, USE & OTHER TAXES PAID                      $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  15.    SECURED / RENTAL / LEASES                          $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  16.    UTILITIES                                          $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  17.    INSURANCE                                          $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  18.    INVENTORY PURCHASES                                $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  19.    VEHICLE EXPENSES                                   $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  20.    TRAVEL                                             $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  21.    ENTERTAINMENT                                      $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  22.    REPAIRS & MAINTENANCE                              $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  23.    SUPPLIES                                           $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  24.    ADVERTISING                                        $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  25.    OTHER (ATTACH LIST)                                $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  26.    TOTAL OPERATING DISBURSEMENTS                      $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ----------------------------------------------------------------------------------------------------------
  27.    PROFESSIONAL FEES                                  $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  28.    U.S. TRUSTEE FEES                                  $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  29.    OTHER (ATTACH LIST)                                $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  30.    TOTAL REORGANIZATION EXPENSES                      $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  31.    TOTAL DISBURSEMENTS                                $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  32.    NET CASH FLOW                                      $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------
  33.    CASH - END OF MONTH                                $0             $0             $0             $0
  ----------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                               Monthly Operating Report

       --------------------------------------------------------------
       CASE NAME:  Kitty Hawk International, Inc.                         ACCRUAL BASIS-4
       --------------------------------------------------------------

       --------------------------------------------------------------
       CASE NUMBER: 400-42144                                                  02/13/95, RWD, 2/96
       --------------------------------------------------------------

       --------------------------------------------------------------------------------------------------------------
                                                         SCHEDULE         MONTH           MONTH            MONTH
                                                                     ------------------------------------------------
       ACCOUNTS RECEIVABLE AGING                          AMOUNT        April 2002
       --------------------------------------------------------------------------------------------------------------
       1.   0-30                                                          $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       2.   31-60                                                         $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       3.   61-90                                                         $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       4.   91+                                                           $7,654,980         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       5.   TOTAL ACCOUNTS RECEIVABLE                        $     0      $7,654,980         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       6.   AMOUNT CONSIDERED UNCOLLECTIBLE                               $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       7.   ACCOUNTS RECEIVABLE (NET)                        $     0      $7,654,980         $     0         $     0
       --------------------------------------------------------------------------------------------------------------

       --------------------------------------------------------------

       AGING OF POSTPETITION TAXES AND PAYABLES                             MONTH:         April 2002
                                                                                  -----------------------------------

       --------------------------------------------------------------------------------------------------------------
                                           0-30            31-60           61-90            91+
       TAXES PAYABLE                       DAYS            DAYS            DAYS            DAYS            TOTAL
       --------------------------------------------------------------------------------------------------------------
       1.   FEDERAL                            $    0        $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       2.   STATE                              $    0        $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       3.   LOCAL                              $    0        $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       4.   OTHER (ATTACH LIST)                $    0        $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       5.   TOTAL TAXES PAYABLE                $    0        $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------

       --------------------------------------------------------------------------------------------------------------
       6.   ACCOUNTS PAYABLE                   $4,322        $21,857         ($5,105)        $68,856         $89,930
       --------------------------------------------------------------------------------------------------------------

       -----------------------------------------------

       STATUS OF POSTPETITION TAXES                                         MONTH:         April 2002
                                                                                  -----------------------------------

       --------------------------------------------------------------------------------------------------------------
                                                         BEGINNING        AMOUNT                           ENDING
                                                            TAX        WITHHELD AND/      AMOUNT            TAX
       FEDERAL                                           LIABILITY*      0R ACCRUED        PAID          LIABILITY
       --------------------------------------------------------------------------------------------------------------
       1.   WITHHOLDING**                                    $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       2.   FICA-EMPLOYEE**                                  $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       3.   FICA-EMPLOYER**                                  $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       4.   UNEMPLOYMENT                                     $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       5.   INCOME                                           $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       6.   OTHER (ATTACH LIST)                              $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       7.   TOTAL FEDERAL TAXES                              $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       STATE AND LOCAL
       --------------------------------------------------------------------------------------------------------------
       8.   WITHHOLDING                                      $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       9.   SALES                                            $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       10.  EXCISE                                           $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       11.  UNEMPLOYMENT                                     $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       12.  REAL PROPERTY                                    $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       13.  PERSONAL PROPERTY                                $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       14.  OTHER (ATTACH LIST)                              $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       15.  TOTAL STATE & LOCAL                              $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------
       16.  TOTAL TAXES                                      $     0      $        0         $     0         $     0
       --------------------------------------------------------------------------------------------------------------

       *    The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
       **   Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                               Monthly Operating Report


       --------------------------------------------------------------
       CASE NAME:  Kitty Hawk International, Inc.                         ACCRUAL BASIS-5
       --------------------------------------------------------------

       --------------------------------------------------------------
       CASE NUMBER: 400-42144                                                  02/13/95, RWD, 2/96
       --------------------------------------------------------------


       The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                            MONTH:        April 2002
                                                                  ---------------------------------------------------------
       -----------------------------------------------
       BANK RECONCILIATIONS

                                                          Account #1         Account #2        Account #3
       --------------------------------------------------------------------------------------------------------------------
       A.     BANK:                                        Bank One           Bank One
       ----------------------------------------------------------------------------------------------------
       B.     ACCOUNT NUMBER:                             1559691322         1559691330                          TOTAL
       ----------------------------------------------------------------------------------------------------
       C.     PURPOSE (TYPE):                              Deposit            Payroll
       --------------------------------------------------------------------------------------------------------------------
       1.   BALANCE PER BANK STATEMENT                                $0                 $0              $0             $0
       --------------------------------------------------------------------------------------------------------------------
       2.   ADD: TOTAL DEPOSITS NOT CREDITED                          $0                 $0              $0             $0
       --------------------------------------------------------------------------------------------------------------------
       3.   SUBTRACT: OUTSTANDING CHECKS                              $0                 $0              $0             $0
       --------------------------------------------------------------------------------------------------------------------
       4.   OTHER RECONCILING ITEMS                                   $0                 $0              $0             $0
       --------------------------------------------------------------------------------------------------------------------
       5.   MONTH END BALANCE PER BOOKS                               $0                 $0              $0             $0
       --------------------------------------------------------------------------------------------------------------------
       6.   NUMBER OF LAST CHECK WRITTEN              N/A - Lockbox only   Account closed
       --------------------------------------------------------------------------------------------------------------------

       -----------------------------------------------
       INVESTMENT ACCOUNTS

       --------------------------------------------------------------------------------------------------------------------
                                                            DATE OF           TYPE OF           PURCHASE        CURRENT
       BANK, ACCOUNT NAME & NUMBER                         PURCHASE          INSTRUMENT          PRICE           VALUE
       --------------------------------------------------------------------------------------------------------------------
       7.   N/A
       --------------------------------------------------------------------------------------------------------------------
       8.   N/A
       --------------------------------------------------------------------------------------------------------------------
       9.   N/A
       --------------------------------------------------------------------------------------------------------------------
       10.  N/A
       --------------------------------------------------------------------------------------------------------------------
       11.  TOTAL INVESTMENTS                                                                            $0             $0
       --------------------------------------------------------------------------------------------------------------------

       -----------------------------------------------
       CASH

       --------------------------------------------------------------------------------------------------------------------
       12.  CURRENCY ON HAND                                                                                            $0
       --------------------------------------------------------------------------------------------------------------------

       --------------------------------------------------------------------------------------------------------------------
       13.  TOTAL CASH - END OF MONTH                                                                                   $0
       --------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                               Monthly Operating Report


       --------------------------------------------------------------
       CASE NAME:  Kitty Hawk International, Inc.                         ACCRUAL BASIS-6
       --------------------------------------------------------------

       --------------------------------------------------------------
       CASE NUMBER: 400-42144                                                  02/13/95, RWD, 2/96
       --------------------------------------------------------------

                                                                               MONTH:            April 2002
                                                                               ---------------------------------

       --------------------------------------------------------------
       PAYMENTS TO INSIDERS AND PROFESSIONALS
       --------------------------------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED
       IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR
       PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS,
       COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL
       SHEETS IF NECESSARY.

       --------------------------------------------------------------
                                       INSIDERS
       --------------------------------------------------------------
                                          TYPE OF         AMOUNT        TOTAL PAID
                     NAME                 PAYMENT          PAID           TO DATE
       ------------------------------------------------------------------------------
       1.   Pete Sanderlin           Salary                       $0         $17,200
       ------------------------------------------------------------------------------
       2.   Tom Mealie               Salary                       $0         $17,200
       ------------------------------------------------------------------------------
       3.   N/A
       ------------------------------------------------------------------------------
       4.   N/A
       ------------------------------------------------------------------------------
       5.   N/A
       ------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                                           $0         $34,400
       ------------------------------------------------------------------------------

       --------------------------------------------------------------------------------------------------------------
                                                     PROFESSIONALS
       --------------------------------------------------------------------------------------------------------------
                                       DATE OF COURT                                                      TOTAL
                                     ORDER AUTHORIZING     AMOUNT         AMOUNT        TOTAL PAID       INCURRED
                          NAME            PAYMENT         APPROVED         PAID           TO DATE       & UNPAID *
       --------------------------------------------------------------------------------------------------------------
       1.   N/A
       --------------------------------------------------------------------------------------------------------------
       2.   N/A
       --------------------------------------------------------------------------------------------------------------
       3.   N/A
       --------------------------------------------------------------------------------------------------------------
       4.   N/A
       --------------------------------------------------------------------------------------------------------------
       5.   N/A
       --------------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                      $0         $0              $0                   $0
       --------------------------------------------------------------------------------------------------------------

       * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


       ----------------------------------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
       ----------------------------------------------------------------------------------------------

       ----------------------------------------------------------------------------------------------
                                                         SCHEDULED        AMOUNTS
                                                          MONTHLY          PAID           TOTAL
                                                         PAYMENTS         DURING          UNPAID
                        NAME OF CREDITOR                    DUE            MONTH       POSTPETITION
       ----------------------------------------------------------------------------------------------
       1.   GE Capital                                            $0         $0                   $0
       ----------------------------------------------------------------------------------------------
       2.   GE Capital                                            $0         $0                   $0
       ----------------------------------------------------------------------------------------------
       3.   GE Capital                                            $0         $0                   $0
       ----------------------------------------------------------------------------------------------
       4.   N/A                                                              $0                   $0
       ----------------------------------------------------------------------------------------------
       5.   N/A                                                                                   $0
       ----------------------------------------------------------------------------------------------
       6    TOTAL                                                 $0         $0                   $0
       ----------------------------------------------------------------------------------------------

============================================================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     --------------------------------------------
     CASE  NAME:  Kitty Hawk International, Inc.    ACCRUAL  BASIS-7
     --------------------------------------------

     --------------------------------------------
     CASE  NUMBER: 400-42144                           02/13/95, RWD, 2/96
     --------------------------------------------

                                                      MONTH: April 2002
                                                            --------------------

     ------------------
     QUESTIONNAIRE

     ------------------

     -----------------------------------------------------------------------------------------------------------
                                                                                  YES                NO
     -----------------------------------------------------------------------------------------------------------
     1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
            THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                     X
     -----------------------------------------------------------------------------------------------------------
     2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
            OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                               X
     -----------------------------------------------------------------------------------------------------------
     3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
            LOANS) DUE FROM RELATED PARTIES?                                                         X
     -----------------------------------------------------------------------------------------------------------
     4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
            THIS REPORTING PERIOD?                                                                   X
     -----------------------------------------------------------------------------------------------------------
     5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
            DEBTOR FROM ANY PARTY?                                                                   X
     -----------------------------------------------------------------------------------------------------------
     6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                             X
     -----------------------------------------------------------------------------------------------------------
     7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
            PAST DUE?                                                                                X
     -----------------------------------------------------------------------------------------------------------
     8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                         X
     -----------------------------------------------------------------------------------------------------------
     9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                               X
     -----------------------------------------------------------------------------------------------------------
     10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
            DELINQUENT?                                                                              X
     -----------------------------------------------------------------------------------------------------------
     11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
            REPORTING PERIOD?                                                                        X
     -----------------------------------------------------------------------------------------------------------
     12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                          X
     -----------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon acceptance/rejection of leases.
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

     ------------------
     INSURANCE
     ------------------

     -----------------------------------------------------------------------------------------------------------
                                                                                  YES                NO
     -----------------------------------------------------------------------------------------------------------
     1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
            NECESSARY INSURANCE COVERAGES IN EFFECT?                              X
     -----------------------------------------------------------------------------------------------------------
     2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                X
     -----------------------------------------------------------------------------------------------------------
     3.     PLEASE ITEMIZE POLICIES BELOW.
     -----------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------


     -----------------------------------------------------------------------------------------------------------
                                                  INSTALLMENT  PAYMENTS
     -----------------------------------------------------------------------------------------------------------
                 TYPE  OF                                                                    PAYMENT AMOUNT
                  POLICY                     CARRIER                  PERIOD COVERED          & FREQUENCY
     -----------------------------------------------------------------------------------------------------------
            See Kitty Hawk, Inc. Case #400-42141
     -----------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

================================================================================


    ----------------------------------------------
    CASE  NAME:  Kitty Hawk International, Inc.             FOOTNOTES SUPPLEMENT
    ----------------------------------------------

    ----------------------------------------------
    CASE  NUMBER: 400-42144                                 ACCRUAL BASIS
    ----------------------------------------------

                                           MONTH:               April 2002
                                                 -------------------------------


--------------------------------------------------------------------------------------------------------------------------------
ACCRUAL BASIS FORM NUMBER         LINE NUMBER                 FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------------------------------------------------------
               6                                All Professional fees related to the Reorganization of the
    ----------------------------------------------------------------------------------------------------------------------------
                                                   Company are disbursed out of Kitty Hawk, Inc. (Parent
    ----------------------------------------------------------------------------------------------------------------------------
                                                   Company). Refer to Case # 400-42141
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
               7                                All insurance plans related to the Company are carried
    ----------------------------------------------------------------------------------------------------------------------------
                                                   at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    ----------------------------------------------------------------------------------------------------------------------------
                                                   400-42141.
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
            General                             This operation closed in May of 2000. Costs incurred
    ----------------------------------------------------------------------------------------------------------------------------
                                                   consisted of costs associated with shut down
    ----------------------------------------------------------------------------------------------------------------------------
                                                   procedures and maintaining collateral.
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
               3                       8        All cash received into the Company cash accounts is swept
    ----------------------------------------------------------------------------------------------------------------------------
                                                   each night to Kitty Hawk, Inc. Master Account (see Case
    ----------------------------------------------------------------------------------------------------------------------------
                                                   #400-42141).
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
               3                      31        All disbursements (either by wire transfer or check), including payroll, are
    ----------------------------------------------------------------------------------------------------------------------------
                                                   disbursed out of the Kitty Hawk, Inc. controlled disbursement
    ----------------------------------------------------------------------------------------------------------------------------
                                                   account.
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
               4                       6        All assessments of uncollectible accounts receivable are done
    ----------------------------------------------------------------------------------------------------------------------------
                                                   at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
    ----------------------------------------------------------------------------------------------------------------------------
                                                   are recorded at Inc. and pushed down to Inc.'s subsidiaries
    ----------------------------------------------------------------------------------------------------------------------------
                                                   as deemed necessary.
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
               3                      28        All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items


ACCRUAL BASIS-1                                              April 2002


8.    OTHER  (ATTACH  LIST)                                $ (327,626,410)Reported
                                                           ---------------
           Intercompany Receivables                          (342,669,556)
           A/R Senior Noteholders                                  73,288
           Deferred Taxes                                      13,097,746
           A/R Reconciling item                                   113,972
           Note Receivable - Kalitta charters                     500,000
           Deposits - Aircraft                                    360,971
           Deposits - Rent                                        481,774
           Security Deposit                                       415,395
                                                           ---------------
                                                             (327,626,410)Detail
                                                           ---------------
                                                                        - Difference



22.   OTHER  (ATTACH  LIST)                                $ (155,981,469)Reported
                                                           ---------------
           Accrued income taxes                              (157,043,515)
           Accrued Misc                                           284,961
           Insurance Deposit                                      765,585
           Accrued Fuel                                            11,500
                                                           ---------------
                                                             (155,981,469)Detail
                                                           ---------------
                                                                        - Difference

27.   OTHER (ATTACH LIST)                                  $   75,013,024 Reported
                                                           ---------------
           Deferred Taxes                                      87,246,212
           Accrued Taxes payable                              (18,954,646)
           Aircraft Maintenance Reserves                                -
           Accrued Fuel expenses                                5,403,028
           Prepaid Fuel                                        (5,633,963)
           Accrued Salaries/Vacation/Employee Benefits          4,075,349
           Uncleared 4/28/00 Payroll Checks                        66,601
           A/P Other/Accrued/Unrecorded                          (275,816)
           Purchase reserves                                    1,762,176
           Accrued Landing fees/parking/cargo fees              1,646,149
           Various accrued taxes                                1,313,200
           Other Misc accruals                                 (1,635,266)

                                                           ---------------
                                                               75,013,024 Detail
                                                           ---------------
                                                                        - Difference

ACCRUAL BASIS-2



21    NON-OPERATING INCOME (ATT.  LIST)                           ($1,900)Reported
                                                           ---------------
           Interest income on restricted cash investments          (1,900)
                                                                        -
                                                           ---------------
                                                                   (1,900)Detail
                                                           ---------------
                                                                        - Difference